UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                 33-60032           62-1518973
              (State or other            (Commission       (IRS Employer
       jurisdiction of incorporation)    File Number)   Identification Number)


                  1001 Tillman Street, Memphis, Tennessee     38112
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.06 - Material Impairment

On January 6, 2005, our Board of Directors approved the discontinuation of production of cotton linter pulp at our Glueckstadt, Germany facility in the fourth quarter of calendar year 2005. In accordance with SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, we believe the commitment to discontinue production represents an indicator of impairment and have evaluated the value of the property, plant, and equipment associated with the Glueckstadt facility. Under this guidance we estimate the impairment charge will be approximately $12 million ($7 million after tax) and will be included in our financial results for the quarter ended December 31, 2004. Additionally, the closure of the Glueckstadt facility will result in the termination of approximately 100 employees. We will incur restructuring costs, including employee termination expenses, estimated to be approximately $10 million.

Item 8.01 - Other Events

On January 11, 2004, we issued a press release announcing the discontinuation of production at our Glueckstadt, Germany facility. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. - Financial Statements and Exhibits

Furnished as Exhibit 99.1 is a copy of our press release issued on January 11, 2005.


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                                                                  Exhibit 99.1


News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE

                            Contacts:     Kris Matula, Executive Vice President
                                          and Chief Financial Officer
                                          901-320-8588
                                          Chad Foreman
                                          Investor Relations Manager
                                          901-320-8828
                                          Website:  www.bkitech.com

BUCKEYE ANNOUNCES CLOSURE OF GLUECKSTADT, GERMANY
MANUFACTURING FACILITY

MEMPHIS, TN January 11, 2005 - Buckeye Technologies Inc. (NYSE:BKI) today announced that it will discontinue producing cotton linter pulp at its Glueckstadt, Germany facility in the fourth quarter of calendar year 2005. The Company will continue to meet the needs of its customers by sourcing products currently produced at Glueckstadt from its facilities in Memphis, Tennessee and Americana, Brazil.

Buckeye Chairman, David B. Ferraro, stated, "Although cotton linter pulp is an important part of Buckeye's specialty pulp business, we can no longer economically justify operating this high fixed cost facility which has seen its economic position deteriorate considerably from the large rise in the Euro over the past two years.

We believe we can retain most of the volume currently produced at Glueckstadt by more completely utilizing our Memphis facility, which recently has been running at about eighty percent of capacity, and bringing the Americana facility, which will have market capability by the fall of 2005, to near capacity levels on an accelerated schedule. We are confident that lower manufacturing costs at these locations will help us serve the market better and generate future growth. Transferring Glueckstadt production to other facilities will enable us to improve our operating results by about $9 million annually and reduce working capital needs by about $6 million. We expect to fully realize these benefits by calendar year 2006."

Mr. Ferraro further stated, "It is extremely unfortunate that economic conditions require the closure of the Glueckstadt facility and termination of approximately 100 dedicated employees. The Company will incur restructuring costs, including employee termination expenses, estimated to be approximately $10 million. Additionally, we will include a non-cash asset impairment charge relating to the Glueckstadt facility of about $7 million after tax in our October-December 2004 financial results."

Buckeye has scheduled a conference call for January 12, 2005 9:30 a.m. CST to further discuss the Glueckstadt plant closure. All interested parties are invited to dial in at 800-289-0518 (U.S.) or 913-981-5532 (International).

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.


             Closure of Glueckstadt, Germany Manufacturing Facility

                     We have scheduled a conference call for

                           Wednesday, January 12, 2005
                                9:30 a.m. Central

                Management participating on the call will include

              John B. Crowe, President and Chief Operating Officer
       Kristopher J. Matula, Exec. Vice President, Chief Financial Officer
               Paul N. Horne, Sr. Vice President, Cotton Cellulose
         Beth Welter, Vice President, Corporate Accounting and Treasurer
                   Chad P. Foreman, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetevents.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through February 12, 2005.

In addition, persons interested in listening by telephone may dial in at (800) 289-0518 within the United States. International callers should dial (913) 981-5532. Participants should call no later than 9:25 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 547758. The telephone replay will be available until midnight January 25, 2005.

A press release was issued via Business Wire earlier today. If you did not receive a copy of this release, please contact Chad Foreman at (901) 320-8828.

We look forward to your participation.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                           BUCKEYE TECHNOLOGIES INC.


                           /S/ KRISTOPHER J. MATULA
                           --------------------------------------
                           Kristopher J. Matula
                           Executive Vice President and Chief Financial Officer January 11, 2004